D A T A A S O F S E P T E M B E R 3 0 , 2 0 1 4 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, and other periodic reports which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

A VALUABLE FRANCHISE • 253 community banking offices across the Mid-Atlantic • Asset size: $17.2 billion • 3,800+ team members (3,550 FTEs) • Market capitalization: $2.1 billion 3

CORPORATE PRIORITIES • Enhance Compliance & Risk Management Infrastructure • Earnings Per Share (EPS) Growth • Quality Loan Growth • Improve Asset Quality • Core Deposit Growth • Spread Management / Net Interest Margin • Expense Management • Increase Return on Average Assets (ROA) • Increase Return on Average Equity (ROE) 4

ENHANCE COMPLIANCE & RISK MANAGEMENT INFRASTRUCTURE • Strengthening the Corporation’s risk management and compliance infrastructures • Address deficiencies within BSA/AML compliance • Recent BSA/AML enforcement actions at the Corporation and four banking subsidiaries; actions at other bank subsidiaries possible • Significant investments in personnel, outside services and operating systems 5

INCOME STATEMENT SUMMARY (SEPTEMBER 30TH – QUARTER)  3Q14 Net Income of $38.6 million, down 2.6% from 2Q14 due to a decrease in other income, partially offset by higher net interest income, while expenses were flat  Net Interest Income Net interest income down 2.4% from 3Q13, reflecting a lower interest rate environment and flat compared to 2Q14 (adjusted for one extra day in 3Q14)  Loan Loss Provision Flat from 2Q14 due to stable to slightly improved asset quality, while significant reductions in non-performing loans and net charge-offs resulted in 63.2% decrease in loan loss provision from 3Q13  Other Income 4.4% decrease from 2Q14 and 6.5% decrease from 3Q13, driven primarily by mortgage banking income  Other Expenses 0.3% decrease from 2Q14 and 0.7% decrease from 3Q13, largely driven by lower salaries & benefits, partially offset by higher outside services  Income Taxes Effective tax rates: 3Q14 = 25.8%; 2Q14 = 25.4%; 3Q13 = 25.7%  ROA & ROE (tangible) Decreases due primarily to the decrease in net income  Efficiency Ratio Increases due to higher expenses and lower revenues 6 3Q 14 2Q 14 3Q 13 N et Interest Inco me 129,366$ 1,468$ (3,167)$ Lo an Lo ss P ro visio n 3,500 - (6,000) Other Inco me 41,819 (1,941) (2,905) Securit ies Gains 81 (1,031) (2,552) Other Expenses 115,798 (376) (807) Inco me T axes 13,402 (98) (435) N et Inco me 38,566$ (1,030)$ (1,382)$ P er Share (D iluted) 0.21$ -$ -$ R OA 0.90% (0.04%) (0 .03%) R OE (tangible) (1) 9.88% (0.42%) (0 .81%) Eff ic iency rat io (1) 65.80% (0.05%) 1.88% C hange F ro m ($ in thousands, except per-shr data) Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

INCOME STATEMENT SUMMARY (SEPTEMBER 30TH – YEAR-TO-DATE)  Net Income of $119.9 million, flat compared to 2013 due to lower net interest income, decreases in other income and lower expenses, offset by lower loan loss provision  Net Interest Income Net interest income down 1.9% due to margin compression  Loan Loss Provision Asset quality significantly improved  Other Income Decrease of 10.7% driven primarily by Mortgage banking income  Other Expenses Decrease of 0.9% largely driven by lower salaries & benefits, OREO expense and operating risk loss, partially offset by higher outside services  Income Taxes Effective tax rates: 2014 = 25.5%; 2013 = 24.4%;  ROA & ROE (tangible) ROE (tangible) decrease due primarily to higher equity from 2014 earnings and holding gains on investment securities, partially offset by share repurchases  Efficiency Ratio Increase due to lower revenues (both net interest and non- interest income), partially offset by lower expenses 7 2014 2013 C hange N et Interest Inco me 386,829$ 394,242$ (7,413)$ Lo an Lo ss P ro visio n 9,500 38,000 (28,500) Other Inco me 124,085 138,961 (14,876) Securit ies Gains 1,193 7,971 (6,778) Other Expenses 341,526 344,671 (3,145) Inco me T axes 41,136 38,746 2,390 N et Inco me 119,945$ 119,757$ 188$ P er Share (D iluted) 0.64$ 0 .61$ 0 .03$ R OA 0.95% 0.95% - R OE (tangible) (1) 10.43% 10.62% (0.19%) Eff ic iency rat io (1) 65.02% 62.81% 2.21% (do llars in thousands, except per-share data) Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 2009 2010 2011 2012 2013 YTD Jun 30, 2014 YTD Sep 30, 2014 FULT Peer^ Top 50* 63.2% EFFICIENCY RATIO (1) 8 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. ˄ See “Appendix” for listing of Peer Group banks. Results for September 30, 2014. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. * Source: SNL Financial LC 65.0% 63.6% 63.0%

BSA/AML COMPLIANCE PROGRAM EXPENSES AND STAFFING 0 10 20 30 40 50 60 $- $3.0 $6.0 $9.0 $12.0 $15.0 2011 2012 2013 YTD Sep 30, 2014 Full Year 2014 (estimated) Outside Consulting Services# Salaries Expense* Staffing To tal N u m b e r o f Em p lo ye e s at p e rio d e n d ~ $9 for 2014 ~ $3.4@ $2.1 $1.8 $0.8 $2.5 $5.7 9 * Amount represents annualized salary expense based on period-end staffing levels shown. # Represents third-party consulting and legal fees directly related to BSA/AML services. @ Annualized salary run rate of approximately $4.2 million based on estimated staffing level of 48 employees as of December 31 2014. To tal A n n u al E xp e n ses , in m ill io n s $0.1 $1.4 $4.6

COST SAVINGS INITIATIVES Branch consolidations Organizational streamlining Compensation and benefit reductions 10 Estimated Expense Reductions for the Implementation Expense Fourth Quarter of Expenses (Gains) Reductions 2014 Br ch consolidations (13 branches) 2,080$ (1,600)$ (800)$ Subsidiary bank management reductions and other employee compensation and benefit reductions (1,100) (3,370) (1,180) Total impact of cost savings initiatives 980$ (4,970)$ (1,980)$ (in thousands) Nine Months Ended September 30, 2014 $7 million estimated savings in 2014 ($8 million annual savings run rate)

DILUTED EARNINGS PER COMMON SHARE GROWTH $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2009 2010 2011 2012 2013 2014 $0.31 $0.59 $0.73 $0.80 $0.83 YTD Sep 30 YTD Dec 31 $0.64 11 (1) Compounded annual growth rate from year-ended December 31, 2009 to December 31, 2013. $0.61 CAGR (1) = 27.9%

LOAN PORTFOLIO GROWTH & COMPOSITION 12 Note: Loan portfolio composition is based on average balances for the periods indicated. (1) Fully taxable-equivalent $4.6 $4.9 $5.1 $3.6 $3.7 $3.6 $1.6 $1.7 $1.7 $1.2 $1.3 $1.3 $0.6 $0.6 $0.6 $0.4 $0.4 $0.5 4.81% 4.39% 4.23% 3.9 4.0 4.1 4.2 4.3 4.4 4.5 4.6 4.7 4.8 4.9 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2012 2013 YTD Sep 30, 2014 CRE C&I Home Equity Res Mtg Construction Consumer/Other Loan yield (1) A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1)

AVERAGE LOAN PORTFOLIO AND YIELDS 13 3Q 2014 Average loans up 1.0% from 2Q14 and 1.5% from 3Q 13 3Q 2014 Ending loans increased 1.5% from 2Q14 and 2.0% from 3Q 13 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield 2Q 14 3Q 13 2Q 14 3Q 13 Comm'l Mort 5,114$ 4.35% (25)$ 152$ (0.01%) (0.22%) Commercial 3,657 3.97% 39 (49) 0.02% (0.07%) Home Equity 1,727 4.18% (8) (40) 0.00% (0.01%) Resid Mort 1,369 3.93% 30 45 (0.04%) (0.22%) Construction 664 3.98% 76 88 (0.19%) (0.12%) Cons./Other 392 5.91% 16 (1) 0.13% (0.03%) Total Loans 12,923$ 4.20% 128$ 195$ (0.01%) (0.14%) (dollars in millions) Balance From3Q 14 Change in Yield From

IMPROVING ASSET QUALITY 0.00% 1.00% 2.00% 3.00% Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 Sep 30, 2014 FULT Peer^ Top 50* 14 ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC 0.80% 1.10% 1.40% 1.70% 2.00% 2.30% 2.60% Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Jun 30, 2014 Sep 30, 2014 FULT Peer^ Top 50* Non-Accrual Loans to Loans Allowance for Loan Losses to Loans 0.97% 0.67% 0.59% 1.45% 1.25% 1.17%

CORE DEPOSITS - IMPROVED MIX 15 Note: Deposit composition is based on quarterly average balances for the periods indicated. 47% 16% 16% 13% 8% 3rd Quarter Ended September 30, 2009 Time Deposits Non-Int DDA Int DDA Money Mkt Savings 23% 27% 23% 17% 10% 3rd Quarter Ended September 30, 2014 Time Deposits Non-Int DDA Int DDA Money Mkt Savings

AVERAGE CUSTOMER FUNDING GROWTH SEPTEMBER 30TH – QUARTER 16 Balance Rate 2Q 14 3Q 13 2Q 14 3Q 13 Nonint DDA 3,514$ - % 192$ 292$ - % - % Int DDA 3,047 0.12% 132 152 0.00% (0.01%) Savings/MMDA 3,469 0.12% 113 109 0.00% 0.00% Total Demand and Savings 10,030 0.08% 437 553 0.00% 0.00% CD's 3,009 0.92% (3) (56) 0.02% 0.04% Total Deposits 13,039 0.27% 434 497 (0.01%) (0.01%) Cash Mgt 287 0.09% (11) (1) 0.00% 0.00% Total Customer Funding 13,326$ 0.27% 423$ 496$ 0.00% 0.00% (dollars in millions) Balance From3Q 14 Change In Rate From 3Q 2014 Average demand and savings up 4.6% from 2Q 14 and 5.8% from 3Q13 3Q 2014 Ending demand and savings up 6.7% from 2Q 14 and 6.9% from 3Q13

NET INTEREST MARGIN (1) 3.42% 3.00% 3.25% 3.50% 3.75% 4.00% 2009 2010 2011 2012 2013 YTD Jun 30, 2014 YTD Sep 30, 2014FULT Peer^ Top 50* 17 (1) Fully –taxable equivalent. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC 3.52% 3.42 3.18%

CAPITAL STRENGTH 15.2% 15.6% 15.0% 14.5% 12.7% 13.4% 13.1% 12.9% 10.3% 11.0% 10.6% 10.5% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Dec 31, 2011 Dec 31, 2012 Dec 31, 2013 Sep 30, 2014 (1) Total Risk-Based Capital Ratio Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Ratio 18 0.0% 5.0% 10.0% 15.0% Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Ratio Well Capitalized (2) FULT (3) ~ $ 525 million (1) Estimates (2) Well Capitalized minimums, fully-phased in requirements, with 2.50% conservation buffer. (3) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. Current Regulatory Capital Framework Basel III Capital Framework as of Sep 30, 2014 (1) ~ $730 million ~ $610 million

STOCK REPURCHASE PROGRAMS January 2013 October 2013 May 2014 Program Program Program Authorized Shares to Repurchase 8.0 million 4.0 million 4.0 million % of Outstanding Shares 4.0% 2.1% 2.1% Shares Repurchased 8.0 million (1) 4.0 million (2) 4.0 million (3) Remaining Shares available to repurchase - - - Average Purchase Price $11.37 (1) $12.45 (2) $11.36 (3) Expiration Date September 30, 2013 March 31, 2014 December 31, 2014 19 demand and savings 18.1 million shares repurchased since 2Q12 at an average cost of $11.40 per share (1) From January 3, 2013 to August 30, 2013 (2) From January 1, 2014 to February 19, 2014. (3) From July 25, 2014 to August 25, 2014.

A SUSTAINABLE PAYOUT 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 2009 2010 2011 2012 2013 YTD Sep 30, 2014 Cash Dividend Yield 20 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2009 to December 31, 2013. Cash Dividend Per Common Share & Yield CAGR (2) = 27.8% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Markets / Franchise • Relationship Strategy • Quality Loan Growth • Strong Capital & Reserves • A Focus on Shareholder Value • Valuation Potential • Expense Management 21

APPENDIX

CAPITAL ADEQUACY (1) SEPTEMBER 30, 2014 23 (1) Estimates (2) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. (3) Well Capitalized minimums, fully-phased in requirements, with 2.50% conservation buffer. Excess Above Well Capitalized Well Threshold Well FULT Capitalized (in millions) FULT (2) Capitalized (3) Total Risk-Based Capital 14.50% 10.00% $ 600 14.40% 10.50% Tier 1 Risk-Based Capital 12.90% 6.00% $ 930 11.50% 8.50% Tier 1 Leverage 10.50% 5.00% $ 900 9.40% 5.00% Tier 1 Common N/A N/A N/A 11.50% 7.00% Basel III

AVERAGE ASSETS AND RETURN ON AVERAGE ASSETS, BY BANK Nine Mos. Ended Sep 30, 2014 Return on Average Assets* Average Assets ($ Millions) 2014 2013 Fulton Bank, N.A. 9,363$ 1.21% 1.13% Lafayette mbassador Bank 1,389 1.03% 1.27% FN Bank, N.A. 343 1.00% 0.93% The Columbia Bank 2,009 0.87% 0.81% Swineford National Bank 290 0.84% 0.73% Fulton Bank of New Jersey 3,381 0.75% 0.79% Fulton Financial Corporation 16,899 0.95% 0.95% Nine Months Ended Sep 30 *Net Income divided by average assets, annualized. 24

OTHER INCOME SEPTEMBER 30TH – QUARTER & YEAR-TO-DATE 25 3Q 14 YTD 3Q 14 2Q 14 3Q 13 YTD 3Q 13 Invt Mgt & Trust 11,120$ 33,417$ (219)$ 700$ 2,300$ Overdraft & NSF Fees 5,806 16,645 264 (1,386) (5,631) Mortgage Banking Income 4,038 13,384 (1,703) (3,085) (12,909) Merchant Fees 3,774 10,340 (69) 376 269 Service Charges 3,804 10,830 87 60 (790) Cash Mgt Fees 3,191 9,589 (102) 189 785 Debit Card Fees 2,407 7,052 (28) 13 199 Credit Card Fees 2,331 6,855 (22) 102 321 Letters of Credit 1,163 3,448 (21) (92) (274) Commercial Swap Fees 537 2,544 (457) 90 1,558 Other Income 3,648 9,981 329 128 (704) Total Other Income 41,819$ 124,085$ (1,941)$ (2,905)$ (14,876)$ (in thousands) Change From

OTHER EXPENSES SEPTEMBER 30TH – QUARTER & YEAR-TO-DATE 26 3Q 14 YTD 3Q 14 2Q 14 3Q 13 YTD 3Q 13 Salaries & Benefits 62,434$ 185,623$ (1,189)$ (910)$ (2,423)$ Occupancy & Equipment 14,889 46,918 65 (276) 661 Data Proc. & Software 8,042 22,303 502 17 24 Outside Services 8,632 19,684 1,392 3,584 6,461 Professional fees 3,252 9,715 (307) (77) (56) FDIC Insurance 2,882 8,186 267 (36) (580) Supplies & Postage 2,561 7,337 109 (108) (393) Marketing 1,798 5,719 (539) (453) (326) OREO & Repo Expenses, net 1,303 3,034 555 (150) (3,214) Operating Risk Loss 1,242 3,786 526 (2,055) (3,137) Other Expenses 8,763 29,221 (1,757) (343) (162) Total Other Expenses 115,798$ 341,526$ (376)$ (807)$ (3,145)$ (in thousands) Change From

ENDING LOAN DISTRIBUTION BY STATE SEPTEMBER 30, 2014 27 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania 2,634,710$ 2,582,016$ 347,742$ 691,937$ 1,310,438$ 7,566,843$ New Jersey 561,944 1,357,703 111,078 168,123 355,730 2,554,578 Maryland 269,520 576,121 86,575 163,836 284,105 1,380,157 Virginia 145,474 423,698 96,750 262,145 69,520 997,587 Delaware 79,614 217,441 45,584 85,992 102,609 531,240 3,691,262$ 5,156,979$ 687,729$ 1,372,033$ 2,122,402$ 13,030,405$

NON-PERFORMING LOANS* SEPTEMBER 30, 2014 28 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania 18,610$ 19,233$ 10,826$ 10,918$ 8,269$ 67,856$ Maryland 2,761 4,034 3,929 2,155 1,974 14,853 New Jersey 8,062 19,232 4,496 6,268 5,810 43,868 Virginia 3,510 1,563 383 7,336 1,102 13,894 Delaware 334 540 226 1,458 819 3,377 33,277$ 44,602$ 19,860$ 28,135$ 17,974$ 143,848$ Ending Loans 3,691,262$ 5,156,979$ 687,728$ 1,372,033$ 2,122,403$ 13,030,405$ Non-performing Loan % (9/30/14) 0.90% 0.86% 2.89% 2.05% 0.85% 1.10% Non-performing Loan % (12/31/13) 1.04% 0.87% 3.71% 2.34% 0.91% 1.20% * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) YTD SEPTEMBER 2014 29 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (dollars in thousands) Pennsylvania 8,277$ 1,265$ 224$ 1,171$ 2,723$ 13,660$ Maryland 2,873 (14) (291) 241 1,107 3,916 New Jersey 2,439 2,208 174 190 1,111 6,122 Virginia (311) - (205) 172 (122) (466) Delaware (6) (16) (9) 73 35 77 13,272$ 3,443$ (107)$ 1,847$ 4,854$ 23,309$ Avg Loans 3,637,440$ 5,112,735$ 609,803$ 1,348,269$ 2,119,316$ 12,827,563$ Annualized Net Charge-off % 0.49% 0.09% -0.02% 0.18% 0.31% 0.24%

INVESTMENT PORTFOLIO SEPTEMBER 30, 2014 30 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value Agency collateralized mortgage obligations 4.0 976$ (21) 955$ Agency mortgage-backed securities 4.9 955 7 962 Municipal bonds 5.5 250 8 258 Auction rate securities 2.8 158 (9) 149 Corporate & trust preferred securities 10.3 99 2 101 U.S. Treasuries and agencies 2.6 1 - 1 Bank stocks N/A 29 10 39 Other investments N/A 6 - 6 Total Investments 4.7 2,474$ (3)$ 2,471$ (dollars in millions)

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. Rate Annual Change in % Change (1) Net Interest Income Change +400 bps $ 83,436 mill ion 16.6% +300 bps $ 60,958 mill ion 12.1% +200 bps $ 38,191 mill ion 7.6% +100 bps $ 15,757 mill ion 3.1% - 100 bps $ (18,919) mill ion -3.8% INTEREST RATE SHOCKS SEPTEMBER 30, 2014 31

PEER GROUP* Associated Banc-Corp BancorpSouth, Inc. BOK Financial Corporation Commerce Bancshares, Inc. Cullen/Frost Bankers, Inc. FNB Corporation FirstMerit Corporation Hancock Holding Company IBERIABANK Corporation International Bancshares Corp. National Penn Bancshares, Inc. Private Bancorp, Inc. Prosperity Bancshares, Inc. Susquehanna Bancshares, Inc. TCF Financial Corporation Trustmark Corporation UMB Financial Corporation Umpqua Holdings Corporation Valley National Bancorp Webster Financial Corporation Wintrust Financial Corporation *Fulton’s Peer group as of April 1, 2014. Changes from 2013 peer group include the addition of National Penn Bancshares, Inc., Private Bancorp, Inc. and Trustmark Corporation and the deletion of City National Corporation and People’s United Financial, Inc. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented. 32

NON-GAAP RECONCILIATION Six M o nths Ended Sep 30, June 30, Sep 30, June 30, Sep 30, Sep 30, 2014 2014 2013 2014 2014 2013 2013 2012 2011 2010 2009 Eff iciency rat io Non-interest expense 115,798$ 116,174$ 116,605$ 225,728$ 341,526$ 344,671$ 461,433$ 449,294$ 416,242$ 408,254$ 415,524$ Less: Intangible amortization (314) (315) (534) (630) (944) (1,603) (2,438) (3,031) (4,257) (5,240) (5,747) Numerator 115,484$ 115,859$ 116,071$ 225,098$ 340,582$ 343,068$ 458,995$ 446,263$ 411,985$ 403,014$ 409,777$ Net interest income (fully taxable equivalent) 133,692$ 132,175$ 136,876$ 266,016$ 399,708$ 407,198$ 544,474$ 561,190$ 576,232$ 574,257$ 536,499$ Plus: Total Non-interest income 41,900 44,872 47,357 83,378 125,278 146,932 187,664 216,412 187,493 182,249 173,922 Less: Investment securities (gains) losses (81) (1,112) (2,633) (1,112) (1,193) (7,971) (8,004) (3,026) (4,561) (701) (1,079) Denominator 175,511$ 175,935$ 181,600$ 348,282$ 523,793$ 546,159$ 724,134$ 774,576$ 759,164$ 755,805$ 709,342$ Efficiency ratio 65.8% 65.9% 63.9% 64.6% 65.0% 62.8% 63.4% 57.6% 54.3% 53.3% 57.8% (dollars in thousands) Year Ended D ecember 31 N ine M o nths EndedT hree M o nths Ended Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non- GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. 33

NON-GAAP RECONCILIATION (CON’T) 34 Sep 30, Jun 30, Sep 30, Sep 30, Sep 30, 2014 2014 2013 2014 2013 R eturn o n A verage Shareho lders' Equity (T angible) Net income 38,566$ 39,596$ 39,948$ 119,945$ 119,757$ P lus: Intangible amortization, net of tax 203 204 347 614 1,042 Numerator 38,769$ 39,800$ 40,295$ 120,559$ 120,799$ Average shareholders' equity 2,089,459$ 2,081,898$ 2,029,078$ 2,078,188$ 2,054,857$ Less: Average goodwill and intangible assets (532,271) (532,585) (534,179) (532,584) (534,712) Average tangible shareholders' equity (denominator) 1,557,188$ 1,549,313$ 1,494,899$ 1,545,604$ 1,520,145$ Return on average common shareholders' equity (tangible), annualized 9.88% 10.30% 10.69% 10.43% 10.62% (dollars in thousands) T hree M o nths Ended N ine M o nths Ended

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